SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT - OCTOBER 24, 2005
(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 25, 2005, Columbia Laboratories, Inc. (“Columbia”) issued a press release stating that as of October 24, 2005, its Board of Directors elected Valerie L. Andrews, Associate General Counsel and Chief Compliance Officer of Vertex Pharmaceuticals Incorporated, and James S. Crofton, Senior Vice President and Chief Financial Officer of Sarnoff Corporation, as directors of Columbia. A copy of Columbia’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 25, 2005, entitled: “Valerie Andrews and James Crofton Elected to Columbia Laboratories Board of Directors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005

COLUMBIA LABORATORIES, INC.

By:	/s/ David L. Weinberg
David L. Weinberg
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 25, 2005, entitled: “Valerie Andrews and James Crofton Elected to Columbia Laboratories Board of Directors.”